SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (the "Exchange Act")

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement         [_] Confidential, for Use of the
[X]    Definitive Proxy Statement                Commission Only (as permitted
[_]    Definitive Additional Materials           by Rule 14a-6(e)(2))
[_]    Soliciting Material Pursuant to Rule-14a-11(c) or Rule 14a-12

                          UNITED INVESTORS REALTY TRUST
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:



     (5)  Total fee paid:


[_] Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                                            UNITED INVESTORS REALTY TRUST




                         UNITED INVESTORS REALTY TRUST

                          ----------------------------


                    Notice of Annual Meeting of Shareholders
                             To be held May 17, 1999

                      -------------------------------------


To Our Shareholders:

     You are invited to attend the annual meeting of shareholders of United Investors Realty Trust to be held at our corporate offices at 5847 San Felipe, Suite 850, Houston, Texas 77057 on Monday, May 17, 1999, at 9:00 a.m., local time, for the following purposes:

          Proposal 1. To elect seven trust managers to serve for a one-year term and until their successors are elected and qualified.

          Proposal 2. To ratify the selection of Ernst & Young, LLP as independent auditors for the fiscal year ending December 31, 1999.

          Proposal 3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The record date for the annual meeting is April 5, 1999. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting.

     The Board of Trust Managers hopes that you will find it convenient to attend the annual meeting in person, but whether or not you plan to attend, please complete, sign, date and return the enclosed Proxy to ensure that your common shares of beneficial interest are represented at the annual meeting. Returning your Proxy does not deprive you of the right to attend the annual meeting and vote your shares in person.


Robert  W.Scharar                             Lewis H. Sandler
Chairman of the Board of Trust Managers       Chief Executive Officer

April 8, 1999

                                 PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                              Monday, May 17, 1999

                                 ---------------

United Investors Realty Trust
5847 San Felipe
Suite 850
Houston, Texas 77057

         The Board of Trust Managers is soliciting proxies to be used at the 1999 annual meeting of shareholders to be held at 5847 San Felipe, Suite 1275, Houston, Texas 77057 on Monday, May 17, 1999, at 9:00 a.m., local time. This Proxy Statement, accompanying Proxy and Annual Report to Shareholders for the fiscal year ended December 31, 1998 are first being mailed to shareholders on or about April 8, 1999. Although the Annual Report to Shareholders is being mailed to shareholders with this Proxy Statement, it does not constitute part of this Proxy Statement.

Who Can Vote

         Only shareholders of record as of the close of business on April 5, 1999 are entitled to notice of and to vote at the annual meeting. As of April 5, 1999, United Investors had outstanding 9,514,889 common shares of beneficial interest, the only outstanding class of shares entitled to vote. Each shareholder of record on the record date is entitled to one vote for each common share held.

How You Can Vote

         Common shares cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All shareholders are urged to complete, sign, date and promptly return the Proxy in the enclosed postage-paid envelope after reviewing the information contained in this Proxy Statement and in the Annual Report to Shareholders. Valid Proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the Proxy. If no direction is given and the Proxy is validly executed, the Proxy will be voted FOR the election of the nominees for the Board of Trust Managers set forth in this Proxy Statement and FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998. The persons authorized under the Proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment.

Revocation of Proxies

You may revoke your Proxy at any time prior to the start of the annual meeting in one of three ways:

(1) by delivering a written notice of revocation to the Secretary of United Investors;

(2)  by submitting a duly executed Proxy bearing a later date; or

(3) by attending the annual meeting and expressing the desire to vote your shares in person.

Quorum

     A majority of the outstanding common shares on April 5, 1999 ( 4,757,445 shares), represented in person or by proxy, shall constitute a quorum for the transaction of business at the annual meeting. However, if a quorum is not present, the shareholders present at the meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes (i.e., a nominee holding common shares for a beneficial owner who has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will not be included in the determination of the number of shares present at the annual meeting for quorum purposes.

     Your proxy vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying Proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, Boston Equiserve, in the name of a broker or bank, you must secure a Proxy from the broker or bank assigning voting rights to you for your shares.


                    PROPOSAL ONE - ELECTION OF TRUST MANAGERS

     United Investors, Bylaws provide that the Board of Trust Managers will consist of two to nine trust managers, as determined from time to time by resolution of the Board. The Board of Trust Managers has set the number of trust managers at seven, all of whom are to be elected at the annual meeting. Each trust manager will serve until the 2000 annual meeting and until a successor has been elected and qualified or until the trust manager's earlier death, resignation or removal. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a trust manager, and if the Board of Trust Managers designates a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Board of Trust Managers, unless a contrary instruction is given in the Proxy.

     Each shareholder is entitled to cast one vote for each common share held on April 5, 1999. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each Trust Manager who has previously been elected by the shareholders. Trust Managers that have not been previously elected by the shareholders, such as Mr. Sandler and Ms. Moffett, must be approved by the holders of a majority of the outstanding shares of United Investors. Under the Bylaws, even if such Trust Managers do not receive such vote, they will remain in office until their successors, if any, are elected. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

Nominees

     The persons nominated to be Trust Managers are listed below. Six of the nominees listed below are currently Trust Managers and have been since January 1, 1989 except Mr. Brooks who has been a Trust Manager since March 1995, Mr. Wender who has been a Trust Manager since December 1997 and Mr. Sandler who has been a Trust Manager since August 1998, and Ms. Moffett, who has been a Trust Manager since April 1999.

     During fiscal year 1998, the Board of Trust Managers held four regularly scheduled meetings and three special telephone meetings. No Trust Manager attended less than 75% of the meetings held by the Board of Trust Managers and the committees on which he served.

     The following information as of April 5, 1999 is submitted concerning the nominees named for election as trust managers:

Name                  Age       Position with United Investors Realty Trust
----                  ---       -------------------------------------------
Robert W. Scharar..... 50       Chairman of the Board of Trust Managers
Lewis H. Sandler...... 62       Trust Manager, President and Chief Executive Officer
William C. Brooks..... 62       Trust Manager
Jerry M. Coleman...... 63       Trust Manager
Josef C. Hermans...... 56       Trust Manager
Deborah G. Moffett.... 46       Trust Manager
Ira T. Wender......... 72       Trust Manager



     Robert W. Scharar - Mr. Scharar, who resides in Houston, Texas, received a B.S.B.A. degree in business from the University of Florida in 1970, an M.B.A. degree in 1971 from Northeastern University, a J.D. from Northeastern University Law School in 1974, and an L.L.M. degree in Taxation from Boston University Law School in 1979. He is a Florida-licensed certified public accountant. In 1975, he formed First Commonwealth Associates, a Texas partnership, which engaged in financial planning and advisory services. In 1981, the assets of First Commonwealth Associates were acquired by UST Financial Planning Company, Inc., a subsidiary of UST Corp. (a Massachusetts bank holding company), and Mr. Scharar served as President of that subsidiary. In 1983, Mr. Scharar founded FCA Corp, United Investors' external advisor (the "Investment Manager"), which acquired the Texas and Florida offices of UST Financial Planning Company, Inc. Mr. Scharar is the principal shareholder, President and a director of the Investment Manager. Mr. Scharar also serves as one of four trustees of First Commonwealth Mortgage Trust ("FCMT"), a private real estate investment trust ("REIT") which is engaged in the business of originating and investing in real estate mortgage loans, Ivy Realty Trust ("Ivy"), a private REIT engaged in the business of acquiring and operating office buildings, and Holly Mortgage Trust ("Holly"), a private mortgage REIT. The Investment Manager is also the investment manager for FCMT, Ivy, and Holly. Since 1991, Mr. Scharar has served as President and Portfolio Manager of Capstone New Zealand Fund and since 1997 as President and Portfolio Manager of Capstone Japan Fund. From 1992 through 1996, he served as director of South West Property Trust, Inc. ("SWP") and in 1997 when SWP merged into United Dominion Realty Trust, Inc. ("UDR"), he became, and remains, a director of UDR. Mr. Scharar has served as a Trust Manager and Chairman of the Board of United Investors since its inception in 1989.

     Lewis H. Sandler - Mr. Sandler resides in Dallas, Texas. Mr. Sandler has served as President and Chief Executive Officer of United Investors since January 1997 and as a Trust Manager of United Investors since August 1998. Prior to that time, he served as Executive Vice President, Secretary, General Counsel and a Director of Southwest Realty, Ltd., a publicly traded multi-family limited partnership from 1983 through October 1992. From October 1992 through December 1996, Mr. Sandler served in similar roles for SWP. Mr. Sandler received a B.A. degree from Hamilton College in 1958 and an L.L.B. from Columbia University Law School in 1961.

     William C. Brooks - Mr. Brooks is a financial consultant who resides in Boynton Beach, Florida. Mr. Brooks is a graduate of Oberlin College. From 1980 to 1994, Mr. Brooks was Chief Financial Officer, Senior Vice President and Treasurer of UST Corp., a Massachusetts bank holding company. Since 1994, Mr. Brooks has served as a financial consultant. Mr. Brooks currently serves as a Trust Manager of FCMT and Ivy. Mr. Brooks has served as a Trust Manager of United Investors since March 3, 1995.

     Jerry M. Coleman - Mr. Coleman resides in El Paso, Texas and is a commercial real estate developer and builder. Mr. Coleman received his J.D. from the University of Texas. Since 1975, Mr. Coleman has served as Chairman and CEO of Capital Resource & Investment Co. and managing partner of Azar-Coleman Properties since 1982. From 1977 to 1980, Mr. Coleman was Chairman of the Board and Chief Executive Officer of Citizen National Bank of Austin, Texas and remained Chairman of the Board of the successor MBank until 1988. Mr. Coleman also serves as a Trust Manager of Ivy and of FCMT. Mr. Coleman has served as a Trust Manager of United Investors since January 1, 1989.

     Josef C. Hermans - Mr. Hermans resides in Houston, Texas and is a consultant to the hotel industry. Mr. Hermans is a graduate of the Lausanne, Switzerland Hotel Management School. In addition to his early experience in European hotels, Mr. Hermans served as Vice President of Operations of Mariner Corporation between 1976 and 1983. Since 1983, Mr. Hermans has been self-employed as a consultant in the hospitality industry. Mr. Hermans currently serves as a Trust Manager of FCMT and Ivy and a director of Mirror Properties Corp. Mr. Hermans has served as a Trust Manager of United Investors since January 1, 1989.

     Deborah G. Moffett - Ms. Moffett resides in Houston, Texas. Since 1996, she has been Senior Vice President and Chief Financial Officer of American Habilitation Services, Inc., a healthcare company. From 1994 to 1996, she was Chief Financial Officer and from 1991 to 1994 the Vice President of Finance of Community Health Systems, Inc., a Houston healthcare company. Prior to 1991 she held various positions in several financial institutions. Ms. Moffett received a Bachelor of Science degree in Elementary Education from the University of Texas in 1974 and a Masters of Business Administration degree from the University of Houston in 1981

     Ira T. Wender - Mr. Wender resides in New York, New York. He is a former partner and is currently of counsel to the law firm of Patterson, Belknap, Webb & Tyler, New York, New York, which he joined in July 1986. From 1982 through May 1997, Mr. Wender was a Director of Southwest Realty, Ltd. and its successors in interests, SWP and UDR. From January 1994 to December 1995, Mr. Wender was Chairman of Perry Ellis International, Inc. He is currently a director of Dime Bancorp, Inc, REFAC Technology, Inc and Deatexis, Inc. Mr. Wender has served as a Trust Manager of United Investors since December 1997.

The Board of Trust Managers unanimously recommends that shareholders vote FOR the election of Trust Managers as set forth in Proposal One.

                      Committees of Board of Trust Managers

Executive Committee

               Functions: Serves in the event action must be taken by the Board of Trust Managers at a time when convening a meeting of the entire Board of Trust Managers is not feasible.

          May exercise all of the authority of the Board of Trust Managers in the business and affairs of United Investors.

          Members: Robert W. Scharar Lewis H. Sandler

          Number of Meetings in 1998: None.

Audit Committee

               Functions: Reviews proposals of United Investors' independent auditors regarding annual audits.

          Recommends the engagement or discharge of the auditors.

          Reviews   recommendations  of  the  auditors   concerning   accounting
          principles and the adequacy of internal controls and accounting procedures and practices.

          Reviews the scope of the annual audit.

          Approves or disapproves each professional service or type of service other than standard auditing services to be provided by the auditors.

          Reviews and discusses the audited financial statements with the auditors.

               Members: William C. Brooks (Chairman) Jerry M. Coleman Josef C. Hermans Ira T. Wender Deborah G. Moffett (if elected by shareholder vote)

          Number of Meetings in 1998: One.

Compensation Committee

               Functions: Reviews annual salaries and bonuses granted by the Investment Manager. Any salaries and any bonuses paid to executive officers by United Investors are determined by the compensation committee. In addition, the compensation committee determines the recipients of, and time of granting of, stock options. The compensation committee also determines the exercise price of each option and the number of shares to be issued upon the exercise of each stock option. The compensation committee determines vesting period of options and the provisions of any loan stock and/or programs attendant on the exercise of options.

               Members:  William C. Brooks(Chairman)
                         Jerry M. Coleman
                         Josef C. Hermans
                         Ira T. Wender

               Number of Meetings in 1998: One.

                           Trust Managers Compensation

                  Non-employee Trust Managers receive:

               o an annual fee of $10,000,

               o a payment of $250 for each Board meeting attended, and

               o a payment of $250 for each committee meeting attended.

In addition, upon completion of United Investors' initial public offering on March 13, 1998, Trust Managers received options to acquire 8,000 common shares under the 1997 share incentive plan. The share options are exercisable over a four year period commencing January 1, 1999 at an exercise price of $10 per share. In addition, each non-employee Trust Manager is entitled to receive options to acquire 2,000 common shares on January 1 of each year commencing January 1, 1999. These options are exercisable one year after the grant date at an excise price equal to the fair market value of the underlying common shares on the date of grant.

                                   MANAGEMENT

Executive Officers

Name                     Age                       Title
----                     ---                      -------
Lewis H. Sandler          62       Trust Manager, President and Chief Executive Officer
R. Steven Hamner          42       Vice President and Chief Financial Officer
Joseph W. Karp            47       Vice President, Asset Management
Randall D. Keith          40       Vice President and Chief Operating Officer


     Lewis H. Sandler - Set forth under "Proposal One - Election of Directors."

     R. Steven Hamner - Mr. Hamner resides in Houston, Texas. He has been Vice President and Chief Financial Officer since July 1, 1998. For the 10 years prior to his employment with United Investors, he was employed by Ernst & Young LLP, or its predecessors, most recently as Senior Audit Manager.

     Joseph W. Karp - Mr. Karp resides in Houston, Texas. He currently serves as Vice President and Director of Asset Management and Leasing for United Investors. Prior to joining United Investors in August 1998, he was President of Realty/REIT Advisors, Inc., a consulting practice that focused on providing real estate and organizational enhancements to private organizations and the governments of Poland, Hungary, Romania, Ukraine, Slovakia, Turkey and Russia. From 1981 through 1995 he served as Vice President and Director of Operating Properties for Weingarten Realty Investors.

     Randall D. Keith - Mr. Keith resides in Houston, Texas. Mr. Keith currently serves as Vice President and Chief Operating Officer of United Investors. Mr. Keith has been involved with United Investors since its inception in 1988. He served as Secretary of United Investors from 1988 to 1990 and from 1993 to 1996, Treasurer from 1990 to 1993, Vice President from 1993 to 1996, and as Vice President and Chief Operating Officer from 1996 to the present.

Compensation of Executive Officers

     The following table summarizes the compensation paid by the Investment Manager for the fiscal year ended December 31, 1998, to the Chief Executive Officer and the other most highly compensated executive officer who received a total annual salary and bonus in excess of $100,000 in fiscal year 1998. We are not required to report compensation for the periods prior to United Investors' IPO.

                           Summary Compensation Table


                                                                                  Long-Term
                                                   Annual Compensation          Compensation
                                                   -------------------          ------------
                                                                                 Securities         All
                                                                Other Annual     Underlying        Other
Name and Principal Position    Fiscal Year   Salary     Bonus   Compensation       Options     Compensation
---------------------------    -----------   ------     -----   ------------    ------------   ------------
Lewis H. Sandler (1)              1998      $140,000      -           -            40,000            -
Trust Manager, President and
Chief Executive Officer

R. Steven Hamner (2)              1998      $159,000      -      $20,000 (3)       26,000            -
Vice President and Chief
Financial Officer

-------------------

(1)  Mr. Sandler became President and Chief Executive  Officer effective January
     1, 1997; he was appointed a Trust Manager on August 10, 1998.

(2)  Mr. Hamner began his employment by the Investment  Manager on July 1, 1998.
     The amount reflected is his annualized salary.

(3)  Mr. Hamner was granted 2,000 common shares of beneficial  interest,  valued at $10.00 per share on July 1,  1998.  Such  shares are  subject to partial
     divestiture  if  Mr.  Hamner's   employment  by  United  Investors  or  the
     Investment Manager terminates prior to June 30, 2000.

                                  Option Tables

Option Grants

         The following table sets forth the share option grants made in fiscal year 1998 to each of United Investors executive officers described above in the "Summary Compensation Table". The following table also sets forth the hypothetical gains that would exist for the options at the end of their five-year terms after vesting, assuming compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of United Investors' common shares. All option exercise prices are based on the closing market price on the grant date.

                         Fiscal Year 1998 Option Grants

                                     Individual Grants
                     ---------------------------------------------------
                                          % of Total                                  Potential Realizable
                       Number of       Options Granted                                  Value at Assumed
                         Shares        To Employees and                               Annual Rates of Stock
                       Underlying       the Investment       Exercise                 Price Appreciation at
                        Options           Manager in        Price Per    Expiration     End of Five Year
                      Granted (2)      Fiscal Year 1998       Share         Date         Option Term (1)
                     --------------- --------------------- ------------- ----------- ------------------------
Name                                                                                      5%          10%
----                                                                                      --          ---
Lewis H. Sandler         40,000              13%              $10.00      12/31/07     $110,400     $244,400
R. Steven Hamner         26,000               9%              $10.00      12/31/07      $73,140     $161,915

-------------------

(1) "Potential Realizable Value" is disclosed in response to SEC rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of future value of United Investors' shares or the share price.

(2) Share option grants vest in equal increments on each of the first four anniversaries of their date of grant.


Option Exercises and Fiscal Year-End Option Values

       The following table sets forth certain information concerning the value of the unexercised options as of December 31, 1998 held by the executive officers named above. No options were exercisable in fiscal year 1998 by any of the executive officers.

               Aggregate Option Exercises in Fiscal Year 1998 and
                       Fiscal 1998 Year-End Option Values

                                               Number of Shares
                                            Underlying Unexercised                Value of Unexercised
                                            Options at Fiscal 1998              In-the-Money Options at
                                                 Year-End (1)                  Fiscal 1998 Year-End(2)(3)
                                      -----------------------------------    -------------------------------
Name                                    Exercisable      Unexercisable        Exercisable    Unexercisable
----                                    -----------      -------------        -----------    -------------
Lewis H. Sandler                             -               40,000                -               -
R. Steven Hamner                             -               26,000                -               -

-------------------

(1)  On January  1, 1999 25% of the  options  became  exercisable  and  Messers.
     Sandler and Hamner exercised all of the such options.

(2) The fair market value on December 31, 1998 of the common shares underlying the options was $6.75 per share.

(3) The Board of Trust Managers elected to forgive 80% (20% per year for four years) of the exercise price ($10.00 per share) of those options which became exercisable on January 1, 1999.


                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     United Investors' executive compensation is determined and paid by the Investment Manager. Such compensation is subject to review and approval by the compensation committee of the Board of Trust Managers. The functions of the compensation committee are to review general compensation policies and to review recommendations made by the Investment Manager regarding the salaries of executive officers. United Investors seeks to ensure executive compensation that will support the achievement of United Investors' financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the compensation committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

     In general, the Investment Manager compensates United Investors' executive officers through base salary and long-term incentive compensation. In addition, executive officers participate in benefit plans that are generally available to the Investment Manager's employees.

     The compensation committee's compensation policies for executive officers follow United Investors' compensation policy for all employees whether paid by the Investment Manager or directly by United Investors. This policy emphasizes the principle that compensation should be commensurate with performance of the individual and United Investors. With regard to the Chief Executive Officer, the compensation committee considers a broad array of factors in approving his base salary and bonus, including the salary and any bonus payments for Chief Executive Officers at companies of similar size and in similar businesses. The compensation committee has indicated that it expects to tie any share or share option bonus program, at least in part, to increases in United Investors' funds from operation per share.

     The compensation committee approved the compensation recommended by the Investment Manager for United Investors' Chief Executive Officer for fiscal year 1998 based on the foregoing factors.

                                                  Respectfully submitted,
                                                  Compensation Committee:
                                                     William C. Brooks, Chairman
                                                     Jerry M. Coleman
                                                     Josef C. Hermans
                                                     Ira T. Wender

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Trust Managers previously awarded to the Investment Manager, certain officers, and the Trust Managers of United Investors 337,000 options to acquire common shares at a price of $10.00 per share. See Compensation of Trust Managers. The options become exercisable at 25% per year beginning January 1, 1999, and expire five years from the date they become eligible for exercise. As of January 1, 1999, options to acquire 81,500 common shares were exercised, including 2,000 each by Messrs. Brooks, Hermans, and Wender. United Investors loaned 100% of the purchase price, of which 20% will be forgiven each year for four years beginning January 1, 2000, conditioned upon continued employment by United Investors or the Investment Manager.

     Robert W. Scharar is Chairman of United Investors and of the Investment Manager. Although he draws no salary from United Investors, he owns 52.7% of the Investment Manager's voting stock and accordingly benefits from the advisory fee paid by United Investors to the Investment Manager and from any stock grants or options granted to the Investment Manager.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

United Investors has entered into an agreement (the "Advisory Agreement") with the Investment Manager. Robert W. Scharar, United Investors' Chairman, owns 52.7% of the Investment Manger. The Advisory Agreement obligates the Investment Manager to use its best efforts to administer the day-to-day operations of United Investors and to implement the directives of the Trust Managers with respect to property operations, maintenance, rehabilitation, acquisitions, financings, refinancings, and dispositions.

The Investment Manager is paid a fee based on an amount equivalent to 6.8% of earnings before interest, taxes, depreciation, amortization, and advisory fees. In addition, United Investors reimburses the Investment Manager for the salaries, benefits, and occupancy costs of employees who perform property management, leasing, property level accounting, and other operational duties for United Investors.

During 1998, United Investors paid the Investment Manager fees of $794,043, and reimbursed the Investment Manger an additional $299,385 for salaries, benefits, and occupancy costs. United Investors estimates that the Investment Manager will be paid fees of approximately $1,400,000 and will be reimbursed approximately $800,000 in 1999.

During 1998, United Investors granted options to purchase 337,000 common shares to certain officers, employees, Trust Managers, and the Investment Manager. The recipients become eligible to exercise 25% of their options each January 1, beginning in 1999. The exercise price is $10.00 per share, 100% of which may be borrowed from United Investors. Loans are repayable over four years and require annual payments of 25% of the initial principal and interest calculated at the Applicable Federal Rate published by the IRS. The Applicable Federal Rate as of January 1, 1999 was 4.64%. Following is a table indicating related persons and entities that had loans payable to United Investors for the purchase of shares:


                             Highest Amount Owed During 1998    Amount Owed at March 31, 1999
                             -------------------------------    -----------------------------
Name
----
Robert W. Scharar      (1)            $ 100,000                           $ 100,000
FCA Corp               (1)            $ 252,500                           $ 252,500
Lewis H. Sandler       (2)            $ 100,000                           $ 100,000
Randall D. Keith       (3)            $ 80,000                            $  80,000
R. Steven Hamner       (3)            $ 65,000                            $  65,000

(1)  Mr.  Scharar  is the  Chairman  of the  Board of Trust  Managers  of United
     Investors  and  the  principal  shareholder  of FCA  Corp,  the  Investment
     Manager.

(2)  Mr. Sandler is a Trust Manager and an executive officer.

(3)  Messrs. Keith and Hamner are executive officers.

With respect to options that became exercisable on January 1, 1999, the Board of Trust Managers elected to forgive 80% of the borrowed amount. The loan will be forgiven at the rate of 20% per year, conditioned upon continued employment by United Investors or the Investment Manager.

During 1998, United Investors borrowed $1,400,000 from FCMT, whose external adviser is the Investment Manager. The borrowing was repaid, including interest, which had accrued at 12% per annum, with proceeds from the IPO in March 1998. United Investors believes the loan from FCMT was made on terms as favorable as could have been obtained from an independent third party.

                                PERFORMANCE GRAPH

       SEC rules require the presentation of a line graph comparing, over a period of five years (or such shorter period that a class of securities has been registered under Section 12 of the Securities Exchange Act of 1934), the cumulative total stockholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by United Investors.

       The graph below compares cumulative total return on United Investors common shares to the cumulative total return of the NASDAQ Market Index and the NAREIT Equity REIT Index from March 13, 1998, when United Investors' common shares became publicly traded, through December 31, 1998. The comparison assumes $100 was invested on March 13, 1998 in United Investors' common shares and in each of the aforementioned indices and assumes reinvestment of dividends.

                    COMPARISON 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG UNITED INVESTORS REALTY TRUST,
                   NASDAQ MARKET INDEX AND NAREIT EQUITY INDEX

              03/13/98   03/31/98   04/30/98   05/29/98   06/30/98   07/31/98   08/31/98   09/30/98   10/30/98   11/30/98   12/31/98
UIRT           $100        $98        $99        $99        $95        $83        $81        $82        $78        $76        $74
Nasdaq Market
   Index       $100       $104       $106       $100       $107       $106        $85        $97       $101       $111       $125
NAREIT Equity
   Index       $100       $102        $98        $98        $97        $91        $82        $87        $85        $87        $84


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the common stock as of March 15, 1999 by (1) each person known by United Investors to own beneficially more than 5% of its outstanding common shares, (2) each current Trust Manager of United Investors, (3) each current executive officer named in the executive compensation table, and (4) all current Trust Managers and current named executive officers of United Investors as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. The individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

                                                Amount and Nature of         Percent of
                                                Beneficial Ownership            Class
                                               ----------------------     ----------------
Over 5% Shareholders
Heartland Advisors
790 North Milwaukee Street
Milwaukee, Wisconsin 53202                             493,900                   5.2%

Other Directors and Executive Officers
Robert W. Scharar (1)                                  100,052                   1.0
Lewis H. Sandler (4)                                    82,500                    *
Ira T. Wender                                           19,000                    *
R. Steven Hamner                                        14,000                    *
William C. Brooks                                       12,600                    *
Jerry M. Coleman (2)                                    11,169                    *
Josef C. Hermans (3)                                     7,626                    *
All trust managers and executive officers as a         270,521                   2.8%
group (8 persons) (1)(2)(3)(4)

---------------------------

*    Less than one percent.

(1) The amounts shown for Mr. Scharar include 31,000 shares owned by the Investment Manager, as to which he is deemed to share beneficial ownership due to his ownership of a majority of the common stock of the Investment
     Manager, and 5,838 shares owned by trusts for the benefit of unrelated individuals for which Mr. Scharar exercises voting power, but has no beneficial interest.

(2) The amount shown for Mr. Coleman includes 2,000 shares that may be acquired under options that are currently exercisable at $10.00 per share, and 7,569 shares owned by Azar-Coleman Properties as to which Mr. Coleman is deemed to share beneficial ownership due to his ownership of a majority of the interests in Azar-Coleman Properties.

(3) The amount shown for Mr. Wender includes 5,000 shares owned by his wife, as to which shares Mr. Wender disclaims beneficial ownership.

(4) The amount shown for Mr. Sandler includes 37,000 shares owned by trusts for the benefit of Mr. Sandler's children, as to which shares Mr. Sandler disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 require United Investors' officers and Trust Managers, and persons who own more than 10% of a registered class of United Investors' equity securities, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish United Investors' with copies of all Section 16(a) forms they file.

     Based solely upon a review of the reports to United Investors with respect to fiscal year 1998, no person failed to disclose on a timely basis reports required by Section 16(a).

               PROPOSAL TWO - RATIFICATION OF INDEPENDENT AUDITORS

     The shareholders are asked to ratify the appointment by the Board of Trust Managers of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999. The selection was based upon the recommendation of the audit committee.

     Representatives of Ernst & Young LLP will be available at the annual meeting to respond to appropriate questions from shareholders and to make a statement if they desire.

     Adoption of Proposal Two requires approval by the holders of majority of common shares of beneficial interest present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

     The Board of Trust Managers unanimously recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 1999.

                              SHAREHOLDER PROPOSALS

     A proper  proposal  submitted by  shareholder  for  presentation  of United
Investors' 2000 annual meeting and received by United Investors' corporate secretary at United Investors' principal executive office no later than December 10, 1999 will be included in the Proxy Statement and Proxy related to the 2000 annual meeting.

                                 OTHER BUSINESS

     United Investors' management knows of no other business that will be presented at the annual meeting. If other matters requiring a vote of the shareholders properly comes before the annual meeting, the persons authorized under the Proxies will vote and act according to their best judgment.

                                    EXPENSES

     The expense of preparing, printing, and mailing proxy materials to United Investors' shareholders will be borne by United Investors. In addition to the solicitation of Proxies by use of the mail, Proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees of United Investors, none of whom will receive additional compensation therefor. Brokerage houses, nominees and other similar record holders will be requested to forward proxy materials to the beneficial owners of the common shares and will be reimbursed by United Investors upon request for their reasonable out-of-pocket expenses.

                                  ANNUAL REPORT

     United Investors has provided without charge a copy of the Annual Report to Shareholders for fiscal year 1998 to each person being solicited by this Proxy Statement. Upon the written request by any person being solicited by this Proxy Statement, United Investors will provide without charge a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits, for which a reasonable charge shall be imposed). All such requests should be directed to R. Steven Hamner, Vice President-Chief Financial Officer, United Investors Realty Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057.

                          UNITED INVESTORS REALTY TRUST
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 1999

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

The shareholder of United Investors Realty Trust, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card, having received the notice of the annual meeting of shareholders and the related proxy statement for United's annual meeting of shareholders to be held at the Company's corporate offices, 5847 San Felipe, Suite 850, Houston, Texas, on Monday, May 17, 1999, at 9:00 a.m., Houston time, hereby appoints Robert W. Scharar and Lewis H. Sandler, or each of them, the proxies of the shareholder, each with full power of substitution, to vote at the annual meeting, and at any adjournments of the annual meeting, all common shares, of United stock that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

THIS PROXY IS SOLICTED BY THE BOARD OF TRUST MANAGERS AND THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THE CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Please mark, sign, date, and return this proxy card promptly using the enclosed envelope. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

                                SEE REVERSE SIDE

                          UNITED INVESTORS REALTY TRUST

PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY: [ X]. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THE BOARD OF TRUST MANAGER RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.   Election of Trust Managers.

   [_]  FOR all nominees listed below    [_]  Withhold Authority to vote for all
        (except as marked to the              nominees listed below
         contrary)

Robert W. Scharar, Lewis H. Sandler,  William C. Brooks, Jerry M. Coleman, Josef
C. Hermans, Deborah G. Moffett and Ira T. Wender.

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.
--------------------------------------------------------------------------------

2.   Ratification of Ernst & Young LLP as United's independent auditors.

           [_] FOR             [_]  AGAINST              [_]  ABSTAIN

3.   In their  discretion,  the  proxies are  authorized  to vote upon all other
     matters  which  may  properly  come  before  the  annual   meeting  or  any
     adjournments of the annual meeting.

The undersigned hereby revokes any proxy previously given with respect to United's common shares and hereby ratifies and confirms all that the proxies, then substitutes or any of them may lawfully do by virtue hereof.

Signature _______________________________________________   Date _____________

Signature _______________________________________________   Date _____________

Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                                SEE REVERSE SIDE